SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 15, 2002


                       FIRST NORTH AMERICAN NATIONAL BANK
                                  on behalf of
                         DC FUNDING INTERNATIONAL, INC.
               (Originator of FNANB Credit Card Master Trust and
                      FNANB Credit Card Master Note Trust)
                         FNANB CREDIT CARD MASTER TRUST
                     (Issuer of the Collateral Certificate)
                                       and
                       FNANB CREDIT CARD MASTER NOTE TRUST
                              (Issuer of the Notes)


             (Exact name of registrant as specified in its charter)


United States                  333-88564                      58-1897792
-------------                  ---------                      ----------
(State or other              (Commission                   (IRS Employer
jurisdiction                   File No.)                 Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                          30144
---------------------------------------------                          -----
(Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5                     Other Events.
                           -------------
                           The Noteholders Statement for the month of December 2002 was distributed to the Series 2002-A Noteholders on January 15, 2002.



Item 7(c).                 Exhibits.
                           ---------
                           The following is filed as an exhibit to this report under Exhibit 99:

99.1                       Series 2002-A Noteholders  Statement for the month of
                           December 2002.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                                                   FIRST NORTH AMERICAN
                                                   NATIONAL BANK, as
                                                   Servicer


                                                   By:      /s/Philip J. Dunn
                                                            -----------------
                                                            Philip J. Dunn
                                                            Vice President





Date:  January 15, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549








                                    EXHIBITS
                                       TO
                                    FORM 8-K


                             FNANB CARD MASTER TRUST

                                INDEX TO EXHIBITS




Exhibit
Number                                  Exhibit


99.1                       Series 2002-A Noteholders  Statement for the month of
                           December 2002.